ADVANCED SERIES TRUST
AST High Yield Portfolio

PRUDENTIAL SERIES FUND
High Yield Bond Portfolio

Supplement dated March 1, 2013 to the currently effective Prospectuses and Statements of Additional Information

Effective April 29, 2013, Steve Haeckel no longer serves as Portfolio Manager to the AST High Yield Portfolio and the Prudential Series Fund High Yield Bond Portfolio (the “Portfolios”). To reflect this, all references to Mr. Haeckel from the Prospectuses and Statements of Additional Information for the Portfolios are hereby deleted as of April 29, 2013.

ASTPSFSUP2